BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated October 27, 2021 to the Mischler Financial Group Shares Prospectus of the Fund, dated February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Fund will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Fund’s Mischler Financial Group Shares Prospectus:

The Mischler Financial Group Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Mischler Financial Group Shares	Fund Code
FedFund	0091

Shareholders should retain this Supplement for future references.

PRO-LIQ-MFG-1021SUP